 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021
EVOLUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38381	46-1385614
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Newport Center Drive, Suite 1200
Newport Beach, California 92660
(Address of principal executive offices) (Zip Code)

(949) 284-4555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	EOLS	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☑

Item 1.01    Entry into a Material Definitive Agreement.

On March 23, 2021, Evolus, Inc., a Delaware corporation (the “Company”), and Daewoong Pharmaceuticals Co., Ltd., a corporation organized and existing under the laws of the Republic of Korea, and the exclusive manufacturer and supplier of Jeuveau® to the Company under that certain License and Supply Agreement (the “Supply Agreement”), dated September 30, 2013, as amended (“Daewoong”), entered into the agreements described below. The agreements are entered into in connection with (i) that certain U.S. International Trade Commission (“ITC”) case which is entitled “In the Matter of Certain Botulinum Toxin Products,” Investigation Number 337-TA-1145 with Medytox, Inc. (“Medytox”), Allergan, Inc. and Allergan Limited (together, “Allergan”) (the “ITC Action”), (ii) the litigation brought by Medytox in the Superior Court of California, captioned Medytox Inc. v. Daewoong Pharmaceuticals Co., Ltd., Case No. 30-2017-00924912-CU-IP-CJC (the “California Litigation”), (iii) the litigation brought by Medytox pending in the Seoul Central District Court in the Republic of Korea in the Republic of Korea wherein Medytox made similar allegations against Daewoong as those contained in the ITC Action (the “Korea Action” and together with the California Litigation and the ITC Action, the “Medytox/Allergan Actions”), and (iv) the settlement of all outstanding claims against or impacting the Company relating to the Medytox/Allergan Actions set forth in the Settlement and License Agreement entered into among the Company, Medytox and Allergan (the “U.S. Settlement Agreement”) and the Settlement and License Agreement entered into between the Company and Medytox (the “ROW Settlement Agreement” and together with the US Settlement Agreement, the “Medytox/Allergan Settlement Agreements”), together with all other agreements and arrangements related thereto, all as more fully described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 19, 2021.

Settlement Agreement

On March 23, 2021, the Company and Daewoong entered into a Confidential Settlement and Release Agreement (the “Settlement Agreement”), pursuant to which, among other things: (i) Daewoong agreed to (a) pay to the Company an amount equal to $25,500,000 within 15 calendar days, (b) pay for a certain amount of all reasonable legal fees incurred by the Company’s litigation counsel in connection with its defense of the ITC Action (including any appeal of the resulting remedial orders), (c) cancel up to $10,500,000 in aggregate milestone payments under the Supply Agreement, and (d) reimburse the Company certain amounts (calculated on a dollar amount per vials sold basis in the United States) for sales of certain products with respect to which the Company is required to pay Medytox and Allergan royalties pursuant to the U.S. Settlement Agreement; and (ii) the Company agreed to (y) release, on behalf of itself and certain of its affiliates and representatives, certain claims they may have against Daewoong or certain of its affiliates and representatives related to the allegations made in or the subject matter of the Medytox/Allergan Actions, or any orders, remedies and losses resulting from the Medytox/Allergan Actions, and (z) to the extent consistent with the Medytox/Allergan Settlement Agreements, coordinate with Daewoong on certain matters related to the Medytox/Allergan Actions. The rights and obligations of the parties under the Settlement Agreement are subject to the parties’ execution and delivery of certain other related agreements, including the Supply Agreement Amendment and the Conversion Agreement (as each of such terms are defined below).

Conversion Agreement

The Company and Daewoong also entered into a Convertible Promissory Note Conversion Agreement (the “Conversion Agreement”), in connection with that certain Convertible Promissory Note Purchase Agreement, dated as of July 6, 2020, pursuant to which the Company issued to Daewoong a Convertible Promissory Note, dated as of July 30, 2020 (the “Convertible Note”), with the initial principal amount of $40 million, which was convertible into shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at an initial conversion price of $13.00 per share beginning on July 30, 2021. As of March 23, 2021, the Convertible Note has an outstanding principal balance, together with all accrued and unpaid interest thereon, equal to $40,779,303 (the “Outstanding Balance”). In the Conversion Agreement, among other things, the parties agreed that (i) the Outstanding Balance shall be automatically converted, at the conversion price of $13.00 per share, into 3,136,869 shares of Common Stock (the “Conversion Shares”); and (ii) the Convertible Note shall be deemed cancelled and satisfied in full in connection with such conversion. The Company and Daewoong agreed to the conversion and issuance of the Conversion Shares in connection with the Settlement Agreement and in consideration for the cancellation of the Convertible Note and the other terms set forth in the Conversion Agreement. The Conversion Shares issued to Daewoong pursuant to the Conversion Agreement were offered and issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), set forth under Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering and in reliance on similar exemptions under applicable state laws. Daewoong has represented to the Company that it is an accredited investor and that it is acquiring the Conversion Shares for investment purposes only and not with a view to any resale, distribution or other disposition of such securities in violation of the Securities Act or any applicable state securities laws.

Supply Agreement Amendment

The Company and Daewoong also entered into the Third Amendment to the Supply Agreement (the “Supply Agreement Amendment”), pursuant to which, among other things, the parties amended the Supply Agreement to: (i) expand the territory within which the Company may distribute Jeuveau® to certain countries in Europe; (ii) reduce the period of time with respect to which the Company is required to deliver binding forecasts to Daewoong; (iii) introduce certain limitations on Daewoong’s ability to convert the Company’s exclusive license for certain territories to a non-exclusive license in the event the Company fails to meet certain minimum purchase requirements for such territory; (iv) adjust the minimum purchase requirements applicable to various territories; (v) require that any Jeuveau® supplied by Daewoong match certain shelf-life thresholds; and (vi) prohibit the Company from sharing certain confidential information regarding Daewoong with Medytox or its affiliates or representatives.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 under the heading “Conversion Agreement” is incorporated by reference into this Item 3.02.

Item 7.01.    Regulation FD Disclosure.

On March 23, 2021, the Company issued a press release announcing its entry into the Settlement Agreement, the Conversion Agreement, and the Supply Agreement Amendment. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release of Evolus, Inc., dated March 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolus, Inc.

Dated: March 23, 2021	/s/ David Moatazedi
David Moatazedi
President and Chief Executive Officer